EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with this Annual Report of Pogo Producing Company (the “Company”) on Form 10-K for the period ended December 31, 2006 (the “Report”), I, James P. Ulm, II, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

1.             The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES P. ULM, II
James P. Ulm, II
Senior Vice President and Chief Financial Officer

March 1, 2007